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                                                                   EXHIBIT 10.12


                           Summary of Lease Extension


Date of Extension:    December 11, 1997

Extension:            December 31, 1997 - June 30, 1998

Lessor:               Shenzhen Beijing Hotel

Lessee:               Brighton Elevators Corporation Limited Shenzhen
                      Representative Office

Rent:                 Rmb 5,500/month (U.S. $663/month)

Terms:                All other terms unchanged.